UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                              BUSH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                       1-8884                         16-0837346
 (State or other               (Commission File                 (I.R.S. Employer
  jurisdiction                      Number)                      Identification
of incorporation)                                                      No.)

                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (716) 665-2000

                                       N/A
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Information and Exhibits.

      (c) Exhibits.

            99    Press release dated May 8, 2003.

Item 9. Regulation FD Disclosure (information provided under Item 12 - Results of Operations and Financial Condition).

      The following information is disclosed pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance provided in SEC Release No. 33-8216.

      On May 8, 2003, the registrant issued a press release with respect to its first quarter 2003 results of operations, a copy of which is filed as Exhibit 99 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BUSH INDUSTRIES, INC.

Date: May 8, 2003                      By: /s/ Robert L. Ayres
                                           -------------------------------------
                                           Robert L. Ayres, President,
                                           Chief Financial Officer and
                                           Chief Operating Officer